UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

Assurant, Inc.

(Exact name of registrant as specified in charter)

Commission File Number: 001-31978

Delaware	13-3689915
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b). On March 16, 2009, Assurant, Inc. (the “Company”) issued a press release announcing the retirement of Lesley Silvester, Executive Vice President and a named executive officer of the Company, effective July 1, 2009. A copy of the press release announcing Ms. Silvester’s retirement and the appointment of her successor is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(e). On March 12, 2009, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved the following compensation arrangements applicable to certain of its officers and key employees:

Special Award. In connection with Ms. Silvester’s retirement, and in recognition of her outstanding leadership and continued service for a period of two years beyond her planned retirement at the request of the Company during a difficult period, the Committee approved a special award of $2,000,000. The special award will be paid in cash upon the effective date of Ms. Silvester’s retirement.

Restricted Stock Unit Award Agreement. The Committee adopted a form of Restricted Stock Unit Award Agreement for awards of time-based restricted stock units (“RSUs”) granted under the Assurant, Inc. Long Term Equity Incentive Plan (the “ALTEIP”). The form of Restricted Stock Unit Award Agreement provides for awards of RSUs that vest over a period of time specified in connection with the grant of the award, subject to the recipient’s continuous employment with the Company through the applicable vesting date(s), and contains terms and conditions that are otherwise materially consistent with the terms and conditions of the form of Restricted Stock Unit Award Agreement for time-based awards previously filed with the U.S. Securities and Exchange Commission (the “Commission”). This description is qualified in its entirety by reference to the applicable plan documents previously filed with the Commission and the form of Restricted Stock Unit Award Agreement filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

10.1	Form of Assurant, Inc. Restricted Stock Unit Award Agreement for Time-based Awards under the Assurant, Inc. Long Term Equity Incentive Plan

99.1	Press Release issued by Assurant, Inc. on March 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Stephen W. Gauster
Stephen W. Gauster
Senior Vice President, Chief Corporate Counsel and Assistant Secretary

Date: March 16, 2009

INDEX TO EXHIBITS

10.1	Form of Assurant, Inc. Restricted Stock Unit Award Agreement for Time-based Awards under the Assurant, Inc. Long Term Equity Incentive Plan

99.1	Press Release issued by Assurant, Inc. on March 16, 2009

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